Fees Summary	Sep. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 201,286,800.00
Previously Paid Amount	0.00
Total Fee Amount	29,709.94
Total Offset Amount	0.00
Net Fee	$ 29,709.94
Final Prospectus	false